SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                    The Mexico Equity and Income Fund, Inc.
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________


|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid: ______________________________________________

     (2)  Form, Schedule or Registration Statement No.:_________________________

     (3)  Filing Party: ________________________________________________________

     (4)  Date Filed: __________________________________________________________

                                                                 August __, 1997


                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.
                     THE MEXICO EQUITY AND INCOME FUND, INC.


Dear Stockholder:

     We are pleased to invite you to a special meeting of stockholders of each of the above funds (the "Funds") to be held on September 30, 1997.

     As you may know, CIBC Wood Gundy Securities Corp. ("CIBC Wood Gundy"), Oppenheimer Group, Inc. and Oppenheimer Equities, Inc. have entered into an agreement for CIBC Wood Gundy to acquire all of the stock of Oppenheimer Holdings, Inc., whose subsidiary, Advantage Advisers, Inc. ("Advantage"), serves as investment manager to The Asia Tigers Fund, Inc. and The India Fund, Inc. and as U.S. co-adviser to The Mexico Equity and Income Fund, Inc. Because such acquisition will result in a termination of the Funds' existing management and co-advisory agreements with Advantage, each Fund's meeting will permit its stockholders to consider a new management or co-advisory agreement, as applicable, with Advantage to be in effect following such acquisition. Each such new agreement will be substantially identical to the existing agreement with such Fund.

     It is important to keep in mind that CIBC Wood Gundy is acquiring Advantage, not the Funds. Your Fund shares and the management fees charged each Fund will not change as a result of the acquisition. Moreover, CIBC Wood Gundy has advised each Fund's Board of Directors that it expects the current senior management team of Advantage to continue following the acquisition to provide the high-quality services to which you've grown accustomed. The acquisition does not involve Barclays Global Investors International Inc. ("BGI"), Infrastructure Leasing & Financial Services Limited ("ILFS") or Acci Worldwide, S.A. de C.V. ("Acci"), which serve as the investment adviser, country adviser and Mexican co-adviser, respectively, to The Asia Tigers Fund, Inc., The India Fund, Inc. and The Mexico Equity and Income Fund, Inc., respectively. However, because Advantage is a party to the current advisory agreements between BGI and The Asia Tigers Fund, Inc. and between ILFS and The India Fund, Inc., stockholders of those Funds are being asked to consider new agreements with BGI and ILFS, respectively.

     Because the Funds are affected similarly by the acquisition, the Board of Directors of each Fund determined it would be most efficient to prepare a single combined proxy statement to be sent to the stockholders of all Funds. If you are a stockholder of more than one Fund, you will receive a notice of meetings, proxy statement and proxy card for each such Fund. Each Fund votes separately, so please sign and return all of your proxy cards if you are a stockholder of more than one Fund.

     Please note that you are not being asked to vote on every proposal included in the proxy statement. The enclosed notice of meetings describes which Funds' stockholders are being asked to vote on each proposal, and the proxy card provides for voting only with respect to the proposals relating to such Funds.

     After careful consideration, the Board of Directors of each Fund, including its independent directors, approved the proposals relating to such Fund and recommends that its stockholders vote "FOR" each such proposal. Whether or not you intend to attend the meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope.

     We thought it would be helpful to provide the questions and answers regarding the acquisition and the related proposals on the reverse side of this page. They are designed to help answer questions you may have and help you cast your votes, and are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to carefully review. As always, we thank you for your confidence and support.

     Please feel free to call the proxy solicitor, D.F. King & Co., Inc., at 1-800-735-3568 to answer any questions you may have regarding the voting of your shares, and please feel free to call us at 1-800-421-4777 to answer any questions regarding the transaction or other matters.


Sincerely,

The Chairmen of the Boards and Presidents of:

THE ASIA TIGERS FUND, INC.
THE INDIA FUND, INC.
THE MEXICO EQUITY AND INCOME FUND, INC.

                               QUESTIONS & ANSWERS

Q.       WHO IS BEING ACQUIRED IN THE ACQUISITION?

A. CIBC Wood Gundy has agreed to acquire all of the stock of Oppenheimer Holdings, Inc., whose subsidiary, Advantage, serves as investment manager or co-adviser to each Fund. The Funds themselves are not being acquired.

Q.       WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

         A. Pursuant to the Investment Company Act of 1940, as amended, consummation of the acquisition will cause the automatic termination of each of the existing management or coadvisory agreements with Advantage and each of the existing investment advisory agreements with BGI and ILFS. Therefore, in order to ensure continuity of management, stockholders are being asked to approve substantially identical new agreements with Advantage, BGI and ILFS.

Q.       HOW WILL THE TRANSACTION AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund shares and the fees charged each Fund will not change as a result of the acquisition. Moreover, CIBC Wood Gundy has advised each Fund's Board that it expects the current senior management team of Advantage to continue following the acquisition to provide the high-quality services to which you've grown accustomed. Consequently, management of each Fund believes that the acquisition will not adversely affect the operations of the Fund.

Q.       HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Directors of each Fund, including its independent directors, recommends that stockholders vote "FOR" each of the proposals relating to such Fund on the enclosed proxy card.

Q.       WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you have any questions, please feel free to call the proxy solicitor, D.F. King & Co., Inc., at 1-800-735-3568 to answer any questions you may have regarding the voting of your shares, and please feel free to call us at 1-800-421-4777 to answer any questions regarding the acquisition or other matters.

                    PLEASE SIGN, DATE AND RETURN THE ENCLOSED
                   PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.
                     THE MEXICO EQUITY AND INCOME FUND, INC.
                                 ---------------

                   NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS
                                 ---------------


                                                                 August __, 1997


To the stockholders of the above funds:

     Notice is hereby given that special meetings of the stockholders of each of the above funds (each, a "Fund" and, collectively, the "Funds"), will be held on September 30, 1997, at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor at the following times:

        The Asia Tigers Fund, Inc.:                       10:00 a.m.
        The India Fund, Inc.:                             10:30 a.m.
        The Mexico Equity and Income Fund, Inc.:          11:00 a.m.

     The meetings will be held for the following purposes:

The following proposal relates to each Fund:

     1. The approval of a new management or co-advisory agreement between Advantage Advisers, Inc. ("Advantage") and the Fund. No fee increase is proposed.

The following proposal relates to The Asia Tigers Fund, Inc.:

     2. The approval of a new investment advisory agreement among Advantage, Barclays Global Investors International Inc. and the Fund. No fee increase is proposed.

The following proposal relates to The India Fund, Inc.:

     3. The approval of a new country advisory agreement among Advantage, Infrastructure Leasing & Financial Services Limited and the Fund. No fee increase is proposed.

The following relates to each Fund:

     To conduct any other business as may properly come before the meeting or any adjournments thereof.

     The close of business on Thursday, August 21, 1997 has been fixed as the record date for the determination of stockholders who will be entitled to receive notice of, and to vote at, each of the meetings and any adjournments thereof.

                          By Order of the Boards of Directors,

                          Robert I. Kleinberg, Secretary of the following Funds:

                          THE ASIA TIGERS FUND, INC.
                          THE INDIA FUND, INC.

                          Robert A. Blum, Secretary of the following Fund:
                          THE MEXICO EQUITY AND INCOME FUND, INC.

New York, New York
August __, 1997

--------------------------------------------------------------------------------
TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU
to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.
--------------------------------------------------------------------------------

                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.
                     THE MEXICO EQUITY AND INCOME FUND, INC.


                            COMBINED PROXY STATEMENT

                            Meetings of Stockholders


     This combined proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of the above funds (each, a "Fund" and, collectively, the "Funds"), to be used at special meetings of stockholders (in each case, the "Meeting") of the Funds and any adjournments thereof. Each Meeting will be held on September 30, 1997, at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor at the following times: 10:00 a.m. for The Asia Tigers Fund, Inc., 10:30 a.m. for The India Fund, Inc. and 11:00 a.m. for The Mexico Equity and Income Fund, Inc. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about August __, 1997.

     The purpose of the Meetings is to permit each Fund's stockholders to consider one or more new investment advisory agreements to take effect upon consummation of the acquisition (the "Acquisition") contemplated by the Stock Acquisition Agreement, dated as of July 22, 1997 (the "Stock Acquisition Agreement"), by and between CIBC Wood Gundy Securities Corp. ("CIBC Wood Gundy") and Oppenheimer Group, Inc. ("Oppenheimer Group") and its subsidiary, Oppenheimer Equities, Inc. ("Oppenheimer Equities" and, collectively with Oppenheimer Group, "Oppenheimer"). Pursuant to the Stock Acquisition Agreement, CIBC Wood Gundy will acquire from Oppenheimer Equities all of the stock of Oppenheimer Holdings, Inc. ("Oppenheimer Holdings"), whose indirect subsidiary, Advantage Advisers, Inc. ("Advantage"), serves as investment manager to The Asia Tigers Fund, Inc. and The India Fund, Inc. and as co-adviser to The Mexico Equity and Income Fund, Inc. For a discussion of the Acquisition, see "The Acquisition" under Proposal 1 below. Pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), consummation of the Acquisition will cause the automatic termination of each Fund's management or co-advisory agreement with Advantage. Therefore, in order to ensure continuity in the management of the Funds, stockholders of each Fund are being asked to approve a new management or co-advisory agreement, as the case may be, with Advantage. Moreover, since Advantage is a party to the investment advisory agreement with The Asia Tigers Fund, Inc. and Barclays Global Investors International Inc. ("BGI"), which serves as investment adviser to such Fund, and is a party to the country advisory agreement with The India Fund, Inc. and Infrastructure Leasing & Financial Services Limited ("ILFS"), which serves as country adviser to such Fund, stockholders of each such Fund are being asked to approve new investment advisory agreements with BGI and ILFS, respectively, so that such advisers may continue to serve as investment adviser or country adviser, as the case may be, to such Funds.

     Stockholders who execute proxies retain the right to revoke them in person at the relevant Meeting or by written notice received by the Secretary of the relevant Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the proposals set forth below (each, a "Proposal" and, collectively, the "Proposals"). The close of business on Thursday, August 21, 1997 has been fixed as the record date (the "Record Date") for the determination of stockholders of each Fund entitled to notice of, and to vote at, the relevant Meeting and any adjournments thereof. Each stockholder is entitled to one vote for each full share (and a fractional vote for each fractional share) held of record on the Record Date, with no shares having cumulative voting rights. On the Record Date, The Asia Tigers Fund, Inc., The India Fund, Inc. and The Mexico Equity and Income Fund, Inc. had ____, ____ and ____ shares of common stock issued and outstanding, respectively. Stockholders of each Fund may vote only on those Proposals affecting their Fund, and stockholders of each Fund will vote separately on each such Proposal from stockholders of the other Funds voting on such Proposal.

     The Proposals are to be voted upon by stockholders of the Funds as follows:

================================================================================
                   Proposal                 Funds to which the Proposal Applies
--------------------------------------------------------------------------------
1. Approval of a new management or          All Funds.
   co-advisory agreement between
   Advantage and the Fund.
--------------------------------------------------------------------------------
2. Approval of a new investment             The Asia Tigers Fund, Inc.
   advisory agreement among
   Advantage, BGI and the Fund.
--------------------------------------------------------------------------------
3. Approval of a new country                The India Fund, Inc.
   advisory agreement among
   Advantage, ILFS and the Fund.
================================================================================

     Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any Proposal. With respect to a Proposal requiring the affirmative vote of a majority of a Fund's outstanding shares of capital stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such Proposal. In all other circumstances, abstentions and Broker Non-Votes have no effect on the vote on a Proposal. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by a Fund, but are not voted on the Proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     Each Fund will furnish, without charge, a copy of its most recent Annual Report to Stockholders and its most recent Semi-Annual Report to Stockholders succeeding such Annual Report, to any stockholder upon request. Requests should be directed to the Secretary of the relevant Fund in writing at its address below or by calling 1-800-421-4777.

     The principal executive offices of each Fund are located at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. Each of the Funds is a closed-end management investment company.

     In the event that a quorum is not present at the Meeting of any Fund, or in the event that a quorum is present but sufficient votes to approve any of the Proposals to be acted on at such Meeting are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies without establishing a new Record Date. Any such adjournment will require the affirmative vote of a majority of those shares present at the relevant Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the Proposals in this proxy statement with respect to a Fund prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Meeting.


                   PROPOSAL 1. APPROVAL OF A NEW MANAGEMENT OR
              CO-ADVISORY AGREEMENT BETWEEN ADVANTAGE AND THE FUND

Stockholders of each of the Funds will vote on this Proposal.

Introduction

     Advantage serves as investment manager to each of The Asia Tigers Fund, Inc. and The India Fund, Inc. pursuant to management agreements with such Funds dated as of November 11, 1993 and February 14, 1994, respectively, and as co-adviser to The Mexico Equity and Income Fund, Inc. pursuant to a co-advisory agreement, dated as of August 14, 1990, with such Fund (in each case, the "Existing Advantage Agreement" and, collectively, the "Existing Advantage Agreements").

     As required by the Investment Company Act, each Existing Advantage Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act. As discussed below, consummation of the Acquisition will constitute an assignment of the Existing Advantage Agreement with each Fund. Therefore, in anticipation of the Acquisition, the Board of Directors of each Fund is proposing that its stockholders approve a new management or co-advisory agreement, as the case may be, between the Fund and Advantage (in each case, the "New Advantage Agreement" and, collectively, the "New Advantage

Agreements"). The New Advantage Agreement proposed for each Fund is substantially identical to its Existing Advantage Agreement. A description of the New Advantage Agreement proposed for each Fund, including the services to be provided by Advantage thereunder, is set forth below. The descriptions of the New Advantage Agreements for The Asia Tigers Fund, Inc., The India Fund, Inc. and The Mexico Equity and Income Fund, Inc. are qualified in their entirety by reference to the forms of New Advantage Agreements attached hereto as Exhibit A-1, Exhibit A-2 and Exhibit A-3, respectively.

Information Concerning Advantage

     Advantage is a corporation organized under the laws of Delaware on May 31, 1990 and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Advantage has served as investment manager or co-adviser, as the case may be, to each Fund pursuant to such Fund's Existing Advantage Agreement since commencement of the Fund's operations.

     Advantage is a wholly-owned subsidiary of Oppenheimer & Co., Inc. ("OpCo"). All of the issued and outstanding stock of OpCo is owned by Oppenheimer Holdings, which in turn currently is a wholly-owned subsidiary of Oppenheimer Equities. Oppenheimer Equities is a wholly-owned subsidiary of Oppenheimer Financial Corp., which in turn is a wholly-owned subsidiary of Oppenheimer Group. Oppenheimer & Co., L.P. ("OpCo LP") currently owns approximately 71% of the common stock of Oppenheimer Group. Nathan Gantcher and Stephen Robert are the managing general partners of OpCo LP, the remaining general and limited partner interests of which are owned by employees of OpCo and its affiliates, including Alan H. Rappaport, Robert I. Kleinberg and Dennis E. Feeney, each of whom is both a general and limited partner of OpCo LP and serves as a director and/or officer of two or more of the Funds, and Robert A. Blum, who is a limited partner of OpCo LP and serves as a director and/or officer of each of the Funds. The principal business address of each of the foregoing entities is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of Advantage following the Acquisition is not expected to change.

     The names, titles and principal occupations of the current directors and executive officers of Advantage are set forth in the following table. The business address of each person listed below is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York, 10281.


                                                  Title and
         Name                               Principal Occupation
         ----                               --------------------

Stephen Robert..................  Chairman of Advantage and Chairman and
                                     Co-Chief Executive Officer of OpCo

Alan H. Rappaport...............  President and Member of the Board of
                                     Advantage and Executive Vice President of
                                     OpCo

Mark C. Biderman................  Executive Vice President of Advantage and
                                     Managing Director of OpCo

Nitin Sheth.....................  Vice President of Advantage and Managing
                                     Director and Director of Corporate Taxes of OpCo

Charles J. DeMarco..............  Vice President of Advantage and Senior Vice
                                     President of OpCo

Melvin S. Herman................  Treasurer of Advantage and Managing
                                     Director and Treasurer of OpCo

Robert I. Kleinberg.............  Secretary and Member of the Board of
                                     Advantage and Executive Vice President,
                                     Secretary and General Counsel of OpCo

Robert A. Blum..................  Assistant Secretary of Advantage and
                                     Associate General Counsel and Managing
                                     Director of OpCo

Joyce L. Kramer.................  Assistant Secretary of Advantage and Deputy
                                     General Counsel and Managing Director of
                                     OpCo


     CIBC Wood Gundy has advised each Fund's Board of Directors that it anticipates that the foregoing persons will continue with Advantage in their present or similar capacities following the Acquisition.

         The following table provides information regarding the directors and officers of each Fund who are also directors, officers or employees of Advantage.

                                                                                    Position with
                                Position with             Position with           The Mexico Equity
                                  The Asia                  The India                and Income               Position with
          Name                Tigers Fund, Inc.            Fund, Inc.                Fund, Inc.                 Advantage
          ----                -----------------            ----------                ----------                 ---------
Alan H. Rappaport         Chairman of the Board     Chairman of the Board     Chairman of the Board     President and Member
                                                                                                        of the Board

Robert I. Kleinberg       Secretary                 Secretary                          --               Secretary and Member
                                                                                                        of the Board

Robert A. Blum            President,                President,                President and             Assistant Secretary
                          Assistant Secretary       Assistant Secretary       Secretary
                          and Member of the         and Member of the
                          Board                     Board


In addition to the foregoing directors and executive officers, Dennis E. Feeney, the Treasurer of each Fund, is Executive Vice President and Chief Financial Officer of OpCo and Frederick M. Bohen, a Director of The Mexico Equity and Income Fund, Inc., is a Director of OpCo.

     In connection with the consummation of the Acquisition, it is expected that Mr. Blum will resign from the Board of The Asia Tigers Fund, Inc. and The India Fund, Inc. (but will retain his officer positions with each Fund) and Mr. Bohen will resign from the Board of The Mexico Equity and Income Fund, Inc., as discussed below under "Section 15(f) of the Investment Company Act."

Information Concerning CIBC Wood Gundy

     CIBC Wood Gundy is the broker-dealer subsidiary of The Canadian Imperial Bank of Commerce, North America's seventh largest and Canada's second largest bank. CIBC Wood Gundy is a wholly-owned subsidiary of CIBC Wood Gundy Holdings, Inc., which in turn is owned 98% by CIBC Wood Gundy Securities Inc., a Canadian investment dealer, and 2% by CIBC Wood Gundy Funding LLC. CIBC Wood Gundy Funding LLC is owned 50% by CIBC Wood Gundy Securities Inc. and 50% by Wood Gundy Mortgage Corp. CIBC Wood Gundy Securities Inc. is a wholly-owned subsidiary of The CIBC Wood Gundy Corporation, a Canadian firm owned by The Canadian Imperial Bank of Commerce.

The Acquisition

     On July 22, 1997, CIBC Wood Gundy and Oppenheimer entered into the Stock Acquisition Agreement, pursuant to which CIBC Wood Gundy will acquire all of the stock of Oppenheimer Holdings from Oppenheimer Equities. The aggregate purchase price is $350 million in cash (the "Purchase Price"), of which amount $75 million will be retained by CIBC Wood Gundy to discharge certain indemnification obligations of Oppenheimer Equities to CIBC Wood Gundy. In addition, the Purchase Price is subject to certain post-closing adjustments based on the change in shareholders' equity of Oppenheimer Holdings and its subsidiaries on a consolidated basis from April 30, 1997 until the closing of the Acquisition.

In addition, a retention pool of up to $175 million will be paid out over a period of up to three years.

     The Acquisition is subject to various conditions being satisfied prior to closing, including, among other things, the consents of stockholders of the Funds described in each Proposal and the receipt of requisite regulatory approvals, including any approvals required by the Federal Reserve Board and the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. If for any reason the Acquisition is not consummated, the Existing Advantage Agreements, the Existing BGI Agreement (as defined below under Proposal 2) and the Existing ILFS Agreement (as defined below under Proposal 3) will remain in effect in accordance with their terms.

     Upon consummation of the Acquisition, Advantage will be an indirect wholly-owned subsidiary of CIBC Wood Gundy. Therefore, consummation of the Acquisition will involve a change of control of Advantage, which will constitute an assignment, and thus cause a termination, of each Existing Advantage Agreement. In addition, since Advantage is a party to the Existing BGI Agreement and the Existing ILFS Agreement, the Acquisition will constitute an assignment of, and thus a termination of, each such agreement. CIBC Wood Gundy has advised each Fund's Board of Directors that it does not expect any changes, other than changes in the ordinary course of business, in the senior management team of Advantage, or in the manner in which Advantage renders services to the Funds. CIBC Wood Gundy has further advised each Fund's Board of Directors that it anticipates that the eligibility of Advantage to serve as an investment manager or co-adviser, as the case may be, will not be affected by the Acquisition, that Advantage will continue to provide management or co-advisory services with no material changes in operating conditions, and, in particular, that the Acquisition will not affect the ability of Advantage to fulfill its obligations under the New Advantage Agreements.

Section 15(f) of the Investment Company Act

     Section 15(f) of the Investment Company Act is available to Oppenheimer in connection with CIBC Wood Gundy's acquisition of Advantage. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Investment Company Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. Each Fund's Board of Directors is aware of no circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Fund. Moreover,

CIBC Wood Gundy has agreed with Oppenheimer that it will use reasonable best efforts to insure that no unfair burden will be imposed on a Fund by or as a result of the Acquisition during such two-year period. The second condition of
Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor adviser. In connection with satisfaction of such 75% disinterested board requirement, it is anticipated that Robert A. Blum will resign from the Boards of Directors of The Asia Tigers Fund, Inc. and The India Fund, Inc. and Frederick M. Bohen will resign from the Board of Directors of The Mexico Equity and Income Fund, Inc. In addition, CIBC Wood Gundy has agreed with Oppenheimer that it will use reasonable best efforts to insure compliance with such requirement during such three-year period.

Approval of Existing Advantage Agreements

     The Board of Directors of The Asia Tigers Fund, Inc., The India Fund, Inc. and The Mexico Equity and Income Fund, Inc., including a majority of the directors who are not "interested persons" (as defined in the Investment Company
Act) of such Funds or Advantage, most recently approved their respective Existing Advantage Agreements on October 22, 1996, January 6, 1997 and June 6, 1997, respectively. The stockholders of The Asia Tigers Fund, Inc. and The India Fund, Inc. most recently approved the Existing Advantage Agreements on November 17, 1993 and February 10, 1994, respectively, in connection with the initial organization of such Funds. The stockholders of The Mexico Equity and Income Fund, Inc. most recently approved the Existing Advantage Agreement on November 7, 1994.

     Pursuant to an investment advisory agreement among Advantage, BGI and The India Fund, Inc., BGI served as investment adviser to such Fund from its inception until August 1, 1997, at which time BGI's resignation as investment adviser to such Fund was effective. As of such date, Advantage took over responsibility for providing the services previously provided by BGI pursuant to the Existing Advantage Agreement with such Fund.

Existing and New Advantage Agreements

     The Existing Advantage Agreement and the New Advantage Agreement for each Fund are substantially identical. The following descriptions of the New Advantage Agreements for The Asia Tigers Fund, Inc., The India Fund, Inc. and The Mexico Equity and Income Fund, Inc. are qualified in their entirety by reference to the forms of New Advantage Agreements attached hereto as Exhibit A-1, Exhibit A-2 and Exhibit A-3, respectively.

Services to be Performed

     Pursuant to its New Advantage Agreement with The Asia Tigers Fund, Inc., Advantage will continue to supervise the Fund's investment program, including advising and consulting with BGI regarding the Fund's overall investment strategy. Advantage also will provide access to economic information, research and assistance to the Fund.

     Pursuant to its New Advantage Agreement with The India Fund, Inc., Advantage will continue to supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall business strategy, make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund and manage the investing and reinvesting of the Fund's assets. Advantage will also continue to provide access to research and statistical data to the Fund.

     Pursuant to its New Advantage Agreement with The Mexico Equity and Income Fund, Inc., Advantage will continue to furnish the Fund's adviser, Acci Worldwide, S.A. de C.V. ("Acci"), and the Fund with advice, research and economic information, provide investors with certain information concerning the Fund and the Mexican economy and supervise and coordinate the work of the Fund's administrator.

Expenses and Advisory Fees

     The New Advantage Agreements for The Asia Tigers Fund, Inc. and The India Fund, Inc. provide that the Fund is responsible for all of its expenses and liabilities, except that Advantage is responsible for expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund and, in the case of The Asia Tigers Fund, Inc., to the investment adviser.

     The New Advantage Agreement for The Mexico Equity and Income Fund, Inc. provides that Advantage is responsible for the expenses of maintaining office space and facilities for the Fund, as well as for the expenses of maintaining a staff within its organization to furnish the above services to the Fund.

     For each Fund, the rate used to determine fees payable by the Fund pursuant to its New Advantage Agreement is identical to the rate in its Existing Advantage Agreement. Consequently, each Fund will pay Advantage a monthly fee at a rate under its New Advantage Agreement which is identical to the fee rate for its Existing Advantage Agreement, which is set forth below under "Management Fee Information".

Limitation of Liability

     Each New Advantage Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), Advantage shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the New Advantage Agreements for The Asia Tigers Fund, Inc. and The India Fund, Inc. provide that the Fund, under certain circumstances, will indemnify Advantage against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

         Each Fund's New Advantage Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the New Advantage Agreement, and who are not "interested persons" (as defined in the Investment Company Act) of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund. For each Fund, its New Advantage Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, or by Advantage, and each New Advantage Agreement will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

Management Fee Information

     The following table provides information with respect to the management fee rate paid to Advantage by each Fund and the approximate net assets of each Fund as of July 31, 1997.


                                                       Investment Advisory or Management           Approximate net assets
                                                           Fee (as a percentage of                   as of July 31, 1997
Name of Fund                                              average weekly net assets)                    (in millions)
------------                                              --------------------------                    -------------
The Asia Tigers Fund, Inc.                                        1.00% (1)                                $
The India Fund, Inc.                                              1.10% (2)
The Mexico Equity and Income Fund, Inc.                           0.40%

------------------


(1) Advantage remits a portion of its fee to BGI at an annual rate of 0.50% of the Fund's average weekly net assets.

(2) Advantage remits a portion of its fee to ILFS at an annual rate of 0.30% of the Fund's average weekly net assets.

     The aggregate amount of investment management or co-advisory fees paid by each Fund to Advantage for the Fund's most recently completed fiscal year under its Existing Advantage Agreement was $____ in the case of The Asia Tigers Fund, Inc., $____ in the case of The India Fund, Inc. and $____ in the case of The Mexico Equity and Income Fund, Inc. Advantage remitted a certain percentage of such fees to (i) BGI, pursuant to the Existing BGI Agreement (for a discussion of such agreement, see Proposal 2) and pursuant to the advisory agreement among Advantage, BGI and The India Fund, Inc. (which agreement terminated as of August 1, 1997) and (ii) ILFS, pursuant to the Existing ILFS Agreement (for a discussion of such agreement, see Proposal 3).

Evaluation by the Boards of Directors

     At meetings held on August 11, 1997 (with respect to The Mexico Equity and Income Fund, Inc.) and August 13, 1997 (with respect to The Asia Tigers Fund, Inc. and The India Fund, Inc.), each Fund's Board of Directors, including the Board members who are not "interested persons" (as defined in the Investment Company Act) of the Fund, Advantage, CIBC Wood Gundy or their affiliates, approved the New Advantage Agreement for such Fund and recommended that stockholders of the Fund approve such agreement. Each New

Advantage Agreement will become effective on the later of the date the Acquisition is consummated and the date the stockholders of the relevant Fund approve such agreement.

     In approving the New Advantage Agreement and determining to submit it to stockholders for their approval, the Board of Directors of each Fund has determined that continuity and efficiency of advisory services after the Acquisition can best be assured by approving the New Advantage Agreement on behalf of the Fund. The Board of Directors of each Fund believes that the New Advantage Agreement will enable the Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New Advantage Agreement is in the best interests of the Fund and its stockholders. In connection with its review of the New Advantage Agreement, each Fund's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by Advantage and CIBC Wood Gundy. These materials included written information regarding CIBC Wood Gundy and its personnel, operations and financial condition.

     In approving the New Advantage Agreement, the Board of Directors of each Fund focused primarily on the nature, quality and scope of the operations and services to date provided by Advantage to the Fund, which are expected to continue to be provided after the Acquisition with no change in fees, and the fact that the Existing Advantage Agreement and the New Advantage Agreement for such Fund, including the terms relating to the services to be performed thereunder by Advantage and the expenses and fees payable by the Fund, are substantially identical. In connection with these primary considerations, comparisons were made between the New Advantage Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees, and the benefits to Advantage of its relationship with each Fund. In addition, each Fund's Board of Directors considered the commitment of CIBC Wood Gundy to maintain and enhance the services provided to the Fund by Advantage, and met with representatives of CIBC Wood Gundy to discuss their current intentions with respect to Advantage.

     In addition to the foregoing primary considerations, each Fund's Board of Directors considered the likelihood of Advantage's continued financial stability following consummation of the Acquisition, particularly in light of the overall experience and reputation of CIBC Wood Gundy and its financial stability, and whether there are any aspects of the Acquisition likely to affect the ability of Advantage to retain and attract qualified personnel following consummation. In connection with these considerations, each Board considered possible alternatives to approval of the New Advantage Agreement.

     Based upon its review of the above factors, the Board of Directors of each Fund concluded that the New Advantage Agreement is in the best interests of the Fund and its stockholders.

     Certain directors and officers of each Fund may have a substantial interest in the approval of the New Advantage Agreement for such Fund as a result of their interests in Advantage or affiliates thereof, as described above under "Information Concerning Advantage".

Required Vote

     As provided by the Investment Company Act, approval of each Fund's New Advantage Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon.

          THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE INVESTMENT COMPANY ACT) OF THE FUND, ADVANTAGE, CIBC WOOD GUNDY OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW ADVANTAGE AGREEMENT.


                PROPOSAL 2. APPROVAL OF A NEW INVESTMENT ADVISORY
                   AGREEMENT AMONG ADVANTAGE, BGI AND THE FUND

     Stockholders of The Asia Tigers Fund, Inc. will vote on this Proposal.

Introduction

     BGI serves as investment adviser to The Asia Tigers Fund, Inc. pursuant to an investment advisory agreement with Advantage and the Fund dated as of November 18, 1993 (the "Existing BGI Agreement").

     As required by the Investment Company Act, the Existing BGI Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act. Since Advantage is a party to the Existing BGI Agreement, consummation of the Acquisition will constitute an assignment by Advantage of such agreement. For a discussion of the Acquisition, see "The Acquisition" under Proposal 1 above. Therefore, in anticipation of the Acquisition, the Board of Directors of the Fund is proposing that its stockholders approve a new investment advisory agreement among Advantage, BGI and the Fund (the "New BGI Agreement"). The New BGI Agreement is substantially identical to its Existing BGI Agreement. A description of the New BGI Agreement, including the services to be provided by BGI thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New BGI Agreement attached hereto as Exhibit A-4.

Information Concerning BGI

     BGI is a corporation organized under the laws of Delaware on May 22, 1990 and a registered investment adviser under the Advisers Act. BGI has served as investment adviser to The Asia Tigers Fund, Inc. pursuant to the Existing BGI Agreement since commencement of the Fund's operations.


     BGI is a wholly-owned subsidiary of Barclays de Zoete Wedd US Holdings Inc., which in turn is an indirect wholly-owned subsidiary of Barclays Bank PLC. Barclays Bank PLC, is a wholly-owned subsidiary of Barclays PLC. The principal business address of BGI is Tower 49, 12 East 49th Street, New York, New York 10017.

     The names, titles and principal occupations of the current directors and executive officers of BGI are set forth in the following table. The business address of each person listed below is Tower 49, 12 East 49th Street, New York, New York 10017.


                                                     Title and
         Name                                   Principal Occupation
         ----                                   --------------------

Philip Stafford......................  President of BGI and Principal of
                                         Barclays Global Investors Limited

Deborah Ferris.......................  U.S. Compliance Officer of BGI and
                                         Compliance Officer of Barclays
                                         Global Investors Inc.

Steven Lombardo......................  Treasurer of BGI and
                                         Treasurer/Financial Officer of Barclays
                                         de Zoete Wedd Securities Inc.

Lindsey Richardson...................  Director of BGI

Thomas Bonham Carter.................  Director of BGI and Chief Executive
                                         Officer of Barclays Global Investors
                                         International Inc. Hong Kong



Approval of Existing BGI Agreement

     The Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of the Fund, Advantage or BGI, most recently approved the Existing BGI Agreement on October 22, 1996. The stockholders of the Fund most recently approved the Existing BGI Agreement on November 17, 1993 in connection with the initial organization of the Fund.

Existing and New BGI Agreements

     The Existing BGI Agreement and the New BGI Agreement for The Asia Tigers Fund, Inc. are substantially identical. The following description of the New BGI Agreement for the Fund is qualified in its entirety by reference to the form of New BGI Agreement attached hereto as Exhibit A-4.

Services to be Performed

     Pursuant to the New BGI Agreement, subject to the direction and control of the Fund and in consultation with Advantage, BGI will continue to make investment strategy decisions for the Fund, manage the investing and reinvesting of assets in accordance with the Fund's stated policies, place purchase and sale orders for the Fund, provide research and data to the Fund and be responsible for compliance with applicable laws and regulations.

Expenses and Advisory Fees

     The New BGI Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that BGI is responsible for the expenses in connection with providing facilities and personnel reasonably necessary for the performance of the services to be provided by it to the Fund.

     The rate used to determine fees payable by Advantage to BGI pursuant to the New BGI Agreement is identical to the rate in the Existing BGI Agreement. Consequently, BGI will be paid a monthly fee at a rate under the Fund's New BGI Agreement which is identical to the fee rate for the Existing BGI Agreement, which is set forth below under "BGI Advisory Fee Information."

Limitation of Liability

     The New BGI Agreement provides that in the absence of disabling conduct, BGI shall not be liable to the BGI Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the New BGI Agreement provides that the BGI Fund, under certain circumstances, will indemnify BGI against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

     The New BGI Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the New BGI Agreement, and who are not "interested persons" (as defined in the Investment Company Act) of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund. The New BGI Agreement may be terminated, without penalty, on 60 days' notice, by the Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, or by Advantage, and the New BGI Agreement will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

BGI Advisory Fee Information

     Under the Fund's Existing BGI Agreement, BGI is paid by Advantage a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets. As of July 31, 1997, the Fund's net assets were approximately $____. The aggregate amount of fees paid by Advantage to BGI for the Fund's fiscal year ended October 31, 1996 under the Existing BGI Agreement was $____.

Evaluation by the Boards of Directors

     At a meeting held on August 13, 1997, the Board of Directors of The Asia Tigers Fund, Inc., including the Board members who are not "interested persons" (as defined in the Investment Company Act) of the Fund, Advantage, CIBC Wood Gundy, BGI or their affiliates, approved the New BGI Agreement for such Fund and recommended that stockholders of the Fund approve such agreement. The New BGI Agreement will become effective on the later of the date the Acquisition is consummated and the date the stockholders of the Fund approve such agreement.

     In approving the New BGI Agreement and determining to submit it to the stockholders for their approval, the Board of Directors of The Asia Tigers Fund, Inc. has determined that continuity and efficiency of advisory services after the Acquisition can best be assured by approving the New BGI Agreement on behalf of the Fund. The Board believes that the New BGI Agreement is in the best interests of the Fund and its stockholders.

     In connection with its review of the New BGI Agreement, the Board of Directors of The Asia Tigers Fund, Inc. requested and reviewed, with the assistance of its own legal counsel, materials furnished by BGI. These materials included written information regarding BGI and its personnel, operations and financial condition.

     In approving the New BGI Agreement, the Board of Directors of The Asia Tigers Fund, Inc. focused primarily on the nature, quality and scope of the services provided to date by BGI to the Fund, and the fact that the Existing BGI Agreement and the New BGI Agreement, including the terms relating to the services to be performed thereunder by BGI and the expenses and fees payable to BGI, are substantially identical. In connection with these primary considerations, comparisons were made between the New BGI Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees, and the benefits to BGI of its relationship with the Fund. In addition, the Fund's Board of Directors considered the commitment of BGI to maintain and enhance the services provided to the Fund by it.

     In addition to the foregoing primary considerations, the Fund's Board of Directors considered the likelihood of BGI's continued financial stability and the fact that the Acquisition will have no impact on BGI, its personnel or the services it provides to the Fund. In connection with these considerations, the Fund's Board considered possible alternatives to approval of the New BGI Agreement.

     Based upon its review of the above factors, the Board of Directors of The Asia Tigers Fund, Inc. concluded that the New BGI Agreement is in the best interests of the Fund and its stockholders.

     Certain directors and officers of The Asia Tigers Fund, Inc. may have a substantial interest in the approval of the New BGI Agreement for such Fund as a result of their interests in Advantage or affiliates thereof, as described above under "Information Concerning Advantage."

Required Vote

     As provided by the Investment Company Act, approval of the New BGI Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of The Asia Tigers Fund, Inc. For a discussion of the definition of a "majority of the outstanding voting securities", see "Required Vote" under Proposal 1 above.

          THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE INVESTMENT COMPANY ACT) OF THE FUND, ADVANTAGE, BGI, CIBC WOOD GUNDY OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW BGI AGREEMENT.


            PROPOSAL 3. APPROVAL OF A NEW COUNTRY ADVISORY AGREEMENT
                       AMONG ADVANTAGE, ILFS AND THE FUND

      Stockholders of The India Fund, Inc. will vote on this Proposal.

Introduction

     ILFS serves as country adviser to The India Fund, Inc. pursuant to a country advisory agreement among Advantage, ILFS and the Fund dated February 14, 1994, as amended as of August 1, 1997 (the "Existing ILFS Agreement").

     As required by the Investment Company Act, the Existing ILFS Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act. Since Advantage is party to the Existing ILFS Agreement, consummation of the Acquisition will constitute an assignment by Advantage of such Agreement. For a discussion of the Acquisition, see "The Acquisition" under Proposal 1 above. Therefore, in anticipation of the Acquisition, the Board of Directors of the India Fund, Inc., is proposing that its stockholders approve a new country advisory agreement among Advantage, ILFS and the Fund (the "New ILFS Agreement"). The New ILFS Agreement is substantially identical to its Existing ILFS Agreement. A description of the New ILFS Agreement, including the services to be provided by ILFS thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New ILFS Agreement attached hereto as Exhibit A-5.

Information Concerning ILFS

     ILFS, a corporation organized under the laws of India and a registered investment adviser under the Advisers Act, commenced operations in 1988. ILFS has served as country adviser to The India Fund, Inc. since commencement of the Fund's operations. The principal business address of ILFS is Mahindra Towers, Road No. 13, P.B. Marg, Worli, Mumbai, Maharashtra, India 400 018.

     The following table sets forth the percentage holdings in ILFS and principal business addresses of each of ILFS's principal shareholders.


                                                              Principal Business
                Shareholder           Percentage Holdings           Address
                -----------           -------------------           -------

Unit Trust of India..............           31.04%

ORIX Corporation.................           20.01

Central Bank of India............           11.09

Housing Development
 Finance Corporation.............           11.04


     The names, titles and principal occupations of the current directors executive officers of ILFS are set forth in the following table. The business address of each person listed below is Mahindra Towers, Road No. 13, P.B. Marg, Worli, Mumbai, Maharashtra, India 400 018.


                                                     Title and
   Name                                         Principal Occupation
   ----                                         --------------------

Deepak S. Parekh...................  Chairman of the Board of ILFS and
                                        Chairman, Housing Development Finance
                                        Corporation

Brij Gopal Daga....................  Director of ILFS and Chief General Manager
                                        of Unit Trust of India

Yoshihiko Miyauchi.................  Director of ILFS and President, Group Chief
                                        Executive and Member of the Board of
                                        ORIX Corporation

                                                     Title and
   Name                                         Principal Occupation
   ----                                         --------------------

Yoshiaki Ishida.................  Director of ILFS and Deputy President of
                                     Orix Corporation

HN Sinor........................  Director of ILFS and Executive Director
                                    of Central Bank of India

Rashad Kaldany..................  Director of ILFS and Senior Manager
                                     (Investment Operations) of International
                                     Finance Corporation

DK Contractor...................  Director of ILFS and (Retired) Executive
                                     Directors of Central Bank of India

Keshub Mahindra.................  Director of ILFS and Chairman of
                                     Mahindra Group

RC Bhargava.....................  Director of ILFS and Managing Director
                                     of Maruti Udyog Limited

NP Singh........................  Director of ILFS and Secretary of the
                                     Ministry of Urban Affairs, Government of
                                     India

Ravi Parthasarathy..............  Vice Chairman and Managing Director of
                                     ILFS

Vimal Bhandari..................  Executive Director of ILFS

Ashok Totlani...................  Executive Director -- Infrastructure Director
                                     of ILFS

Arun K. Saha....................  Executive Director -- Finance and Operations
                                     and Company Secretary of ILFS

Gopal Rajagopalan...............  Executive Director -- New Initiatives
                                     Director of ILFS


Approval of Existing ILFS Agreement

     The Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of the Fund, Advantage or ILFS, most recently approved the Fund's Existing ILFS Agreement on July 1, 1997. The stockholders of the Fund most recently approved the Existing ILFS Agreement on February 10, 1994 in connection with the initial organization of the Fund.

Existing and New ILFS Agreements

     The Existing ILFS Agreement and the New ILFS Agreement for The India Fund, Inc. are substantially identical. The following description of the New ILFS Agreement for such Fund is qualified in its entirety by reference to the form of New ILFS Agreement attached hereto as Exhibit A-5.

Services to be Performed

     Pursuant to the New ILFS Agreement, subject to the direction and control of the directors of the Fund and in consultation with Advantage, ILFS will continue to furnish advice and make recommendations regarding the purchase, sale or holding of particular Indian securities, provide research and data to the Fund and provide assistance in the implementations and execution of investment decisions.

Expenses and Advisory Fees

     The New ILFS Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that ILFS is responsible for the expenses in connection with providing office space, office facilities and personnel reasonably necessary for performance of the services to be provided by it to the Fund.

     The rate used to determine fees payable by Advantage to ILFS pursuant to the New ILFS Agreement is identical to the rate in the Existing ILFS Agreement. Consequently, ILFS will be paid a monthly fee at a rate under the New ILFS Agreement which is identical to the fee rate for the Existing ILFS Agreement, which is set forth below under "ILFS Advisory Fee Information".

Limitation of Liability

     The New ILFS Agreement provides that in the absence of disabling conduct, ILFS shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the New ILFS Agreement provides that the Fund, under certain circumstances, will indemnify ILFS against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

     The New ILFS Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the New ILFS Agreement, and who are not "interested persons" (as defined in the Investment Company Act) of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund. The New ILFS Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, or by Advantage, and the New ILFS Agreement will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

ILFS Advisory Fee Information

     Under the Fund's Existing ILFS Agreement, ILFS is paid by Advantage a monthly fee at an annual rate of 0.30% of the Fund's average net weekly assets. As of July 31, 1997, the Fund's net assets were approximately $____. The aggregate amount of the fees paid by Advantage to ILFS for the Fund's fiscal year ended December 31, 1996 under the Existing ILFS Agreement, was $____.

Evaluation by the Boards of Directors

     At a meeting held on August 13, 1997, the Board of Directors of The India Fund, Inc., including the Board members who are not "interested persons" (as defined in the Investment Company Act) of the Fund, Advantage, CIBC Wood Gundy or ILFS, approved the New ILFS Agreement for such Fund and recommended that the stockholders of the Fund approve such agreement. The New ILFS Agreement will become effective on the later of the date the Acquisition is consummated and the date the stockholders of the Fund approve such agreement.

     In approving the New ILFS Agreement and determining to submit it to stockholders for their approval, the Board of Directors of The India Fund, Inc. has determined that continuity and efficiency of advisory services after the Acquisition can best be assured by approving the New ILFS Agreement on behalf of the Fund. The Board believes that the New ILFS Agreement is in the best interests of the Fund and its stockholders.

     In connection with its review of the New ILFS Agreement, the Board of Directors of The India Fund, Inc. requested and reviewed, with the assistance of its own legal counsel, materials furnished by ILFS. These materials included written information regarding ILFS and its personnel, operations and financial condition.

     In approving the New ILFS Agreement, the Board of Directors of The India Fund, Inc. focused primarily on the nature, quality and scope of the services provided to date by ILFS to the Fund and the fact that the Existing ILFS Agreement and the New ILFS Agreement, including the terms relating to the services to be performed thereunder by ILFS and the expenses and fees payable to ILFS, are substantially identical. In connection with these primary considerations, comparisons were made between the New ILFS Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees, and the benefits to ILFS of its relationship with the Fund. In addition, the Fund's Board of Directors considered the commitment of ILFS to maintain and enhance the services provided to the Fund by it.

     In addition to the foregoing primary considerations, the Fund's Board of Directors considered the likelihood of ILFS's continued financial stability and the fact that the Acquisition will have no impact on ILFS, its personnel or the services it provides to the Fund. In connection with these considerations, the Fund's Board considered possible alternatives to approval of the New ILFS Agreement.

     Based upon its review of the above factors, the Board of Directors of The India Fund, Inc. concluded that the New ILFS Agreement is in the best interests of the Fund and its stockholders.

     Certain directors and officers of The India Fund, Inc. may have a substantial interest in the approval of the New ILFS Agreement for such Fund as a result of their interests in Advantage or affiliates thereof, as described above under "Information Concerning Advantage."

Required Vote

     As provided by the Investment Company Act, approval of the New ILFS Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of The India Fund, Inc. For a discussion of the definition of a "majority of the outstanding voting securities", see "Required Vote" under Proposal 1 above.

          THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE INVESTMENT COMPANY ACT) OF THE FUND, ADVANTAGE, ILFS, CIBC WOOD GUNDY OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW ILFS AGREEMENT.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

     The following table provides information regarding the number and percentage of outstanding shares of common stock of each Fund owned beneficially by each director and executive officer of such Fund, and all directors and executive officers of each Fund as a group, in each case as of July 31, 1997.

                     The Asia Tigers                             The India                         The Mexico Equity and
Name                    Fund, Inc.       Name                    Fund, Inc.     Name                  Income Fund, Inc.
----                    ----------       ----                    ----------     ----                  -----------------
Charles F. Barber                        Charles F. Barber                      Frederick M. Bohen
Robert A. Blum                           Robert A. Blum                         Carroll W. Brewster
Leslie H. Gelb                           Leslie H. Gelb                         Sol Gittleman
Alan H. Rappaport                        Sir Rene Maingard C.B.E.               Alan Rappaport
Jeswald W. Salacuse                      Alan H. Rappaport                      Luis Rubio
Dennis E. Feeney                         Jeswald W. Salacuse                    Robert A. Blum
Robert I. Kleinberg                      Gabriel Seeyave                        Dennis E. Feeney
                                         Dennis E. Feeney
                                         Robert I. Kleinberg

All Directors and                        All Directors and                      All Directors and
Executive Officers                       Executive Officers                     Executive Officers
(as a group)                             (as a group)                           (as a group)

     For each of the Funds, the holdings of no director or executive officer, nor the directors and executive officers of such Fund as a group, represented more than 1% of the outstanding shares of such Fund's common stock as of July 31, 1997. [Except as otherwise noted above,] each director and executive officer has sole voting and investment power with respect to the listed shares.

     No person owned of record, or to the knowledge of such Fund owned beneficially, more than 5% of a Fund's outstanding shares as of August 4, 1997, except that [________________ held of record ___% of the outstanding shares of common stock of The Mexico Equity and Income Fund, Inc., and] Cede & Co., as nominee for the participants in Depository Trust Company, held of record the number and percentage of shares of common stock set forth in the following table.


                                               Number of         Percentage of
                                               Shares of      Outstanding Shares
Name of Fund                                 Common Stock       of Common Stock
------------                                 ------------       ---------------

The Asia Tigers Fund, Inc.
The India Fund, Inc.
The Mexico Equity and Income Fund, Inc.

                             ADDITIONAL INFORMATION

     OpCo serves as the administrator to each Fund. Multiconsult Ltd. ("Multiconsult") serves as Mauritius administrator to The India Fund, Inc. Multiconsult's address is Les Jamalacs-Vieux Conseil Street, Port Louis, Mauritius.

     The following table provides information regarding the fee rate paid by each Fund to OpCo for its administrative services and the aggregate amount of fees paid by each such Fund to OpCo for the Fund's most recently completed fiscal year.

                                       Administrative Fee
                                       (as a percentage of
                                          average weekly           Fees Paid by
Name of Fund                               net assets)             Fund to OpCo
------------                               -----------             ------------
The Asia Tigers Fund, Inc.
The India Fund, Inc.
The Mexico Equity and Income Fund, Inc.

     OpCo subcontracts certain of the administrative services it is required to provide to each of the Funds to PFPC Inc., whose address is 103 Bellevue Parkway, Wilmington, Delaware 19809.

     Acciones y Valores de Mexico, S.A. de C.V. ("AVM"), an affiliate of Acci, sometimes serves as a broker in connection with the sale of securities to or by The Mexico Equity and Income Fund, Inc. For the Fund's fiscal year ended July 31, 1997, the aggregate amount of commissions paid to AVM was $___________, which represented __% of the aggregate brokerage commissions paid by the Fund.

                                 OTHER BUSINESS

     Each Fund's Board of Directors does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on that matter.


                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     Any proposals which stockholders of a Fund plan to submit at the next annual meeting of such Fund to be held in 1997 or 1998, as the case may be, must be or have been received by the date set forth in the following table if they are to be included in the proxy statement and form of proxy relating to such annual meeting.

Name of Fund                                            Date
------------                                            ----

The Asia Tigers Fund, Inc.                              September 12, 1997
The India Fund, Inc.                                    November 11, 1997
The Mexico Equity and Income Fund, Inc.                 May 30, 1997

                             EXPENSES OF THE MEETING

     The expenses of the Meeting of each Fund will be borne by CIBC Wood Gundy if the closing of the Acquisition occurs, and otherwise by Oppenheimer.

     Proxies may be solicited personally by officers of each Fund and by regular employees of Advantage or its affiliates, or other representatives of each Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed for such out-of-pocket expenses. In addition, each Fund has retained D.F. King & Co, Inc., a proxy solicitation firm, to assist in the solicitation of the proxy vote. It is anticipated that D.F. King & Co., Inc. will be paid for such solicitation services in an amount not to exceed $1,000 per Fund plus reasonable out-of-pocket expenses.
Therefore, expenses of the Meetings will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and
(iv) compensating the proxy solicitor.

     D.F. King & Co., Inc. may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. Each Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. A stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To insure that the stockholder's instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the stockholder voted along with a special toll-free number which will be available in the event the stockholder wishes to change or revoke the vote. Although a stockholder's vote may be taken by telephone, each stockholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card. If you have any questions or need assistance in voting, please contact D.F. King & Co., Inc. at their toll-free number, 1-800-735-3568.


August __, 1997

                                                                     EXHIBIT A-1



                          FORM OF MANAGEMENT AGREEMENT


     Agreement dated and effective as of _______________, 1997 between THE ASIA TIGERS FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and Advantage Advisers, Inc., a Delaware corporation (herein referred to as the "Investment Manager").

     1. Appointment of Investment Manager. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors and Barclays Global Investors International Inc. (the "Investment Adviser") regarding the Fund's overall investment strategy;
(ii) advise the Fund and the Investment Adviser with respect to all matters relating to the Fund's use of leveraging techniques; (iii) consult with the Investment Adviser on a regular basis regarding the Investment Adviser's decisions concerning the purchase, sale or holding of particular securities;
(iv) provide access on a continuous basis to economic, financial and political information, research and assistance concerning Asian Countries and, as appropriate, to assist in the process of Asian Country selection; (v) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian; and (vi) pay the salaries, fees and expenses of such of the Fund's officers, directors or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager. In addition, the Investment Manager hereby undertakes and agrees to appoint Barclays Global Investors International Inc. as investment adviser to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets, (c) place purchase and sale orders on behalf of the Fund, (d) provide research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund and (e) be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations. The Investment Adviser shall have discretion over investment decisions for the Fund.

     2. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund and to the Investment Adviser. The Investment Manager shall bear all expenses arising out of its duties hereunder.

     Except as provided in Section 1 hereof and subparagraph 3(a) of the Investment Advisory Agreement among the Investment Adviser, the Investment Manager and, with respect to certain sections, the Fund (the "Advisory Agreement"), the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

     3. Remuneration. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of 1.00% of the Fund's average weekly net assets. If the fee payable to the Investment Manager pursuant to this paragraph 3 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement. Compensation of the Investment Adviser for services provided under the Advisory Agreement is the sole responsibility of the Investment Manager.

     4. Representations and Warranties. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

     5. Services Not Deemed Exclusive. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Investment Adviser or of the Fund.

     6. Limit of Liability. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

     7. Duration and Termination. This Agreement shall remain in effect until ________________________, 1999 and shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

     Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

     8. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     9. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

                  If to the Fund:

                           The Asia Tigers Fund, Inc.
                           Oppenheimer Tower
                           World Financial Center
                           200 Liberty Street
                           New York, New York  10281
                           Tel:
                           Fax:
                           Attn:

                  If to the Investment Manager:

                           Advantage Advisers, Inc.
                           Oppenheimer Tower
                           World Financial Center
                           200 Liberty Street
                           New York, New York  10281
                           Tel:
                           Fax:
                           Attn:

                  with a copy to:

                           Oppenheimer & Co., Inc.
                           Oppenheimer Tower
                           World Financial Center
                           200 Liberty Street
                           New York, New York  10281
                           Tel:
                           Fax:
                           Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

     10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

                                            THE ASIA TIGERS FUND, INC.



                                            By:________________________________
                                               Name:
                                               Title:


                                            ADVANTAGE ADVISERS, INC.



                                            By:________________________________
                                               Name:
                                               Title:

                                                                     EXHIBIT A-2



                          FORM OF MANAGEMENT AGREEMENT


     Agreement dated and effective as of ____________, 1997 between THE INDIA FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and Advantage Advisers, Inc., a Delaware corporation (herein referred to as the "Investment Manager").

     1. Appointment of Investment Manager. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment management services for the Fund, and in connection therewith to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy; (ii) make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques; (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund; (vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian;
(viii) be responsible for compliance by the Fund with U.S Federal, State and other applicable laws and regulations, and (ix) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof. The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Fund.

     2. Expenses. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund. The Investment Manager shall bear all expenses arising out of its duties hereunder.

     Except as provided in Section 1 hereof, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors or non-interested members of any advisory or investment board, committee or panel of the Fund; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of any advisory or investment board, committee or panel of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory or investment board, committee or panel; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

     3. Transactions with Affiliates. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including Oppenheimer & Co., Inc. or any other brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

     4. Best Execution; Research Services. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

     5. Remuneration. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of 1.10% of the Fund's average weekly net assets. If the fee payable to the Investment Manager pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

     6. Representations and Warranties. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

     7. Services Not Deemed Exclusive. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

     8. Limit of Liability. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

     9. Duration and Termination. This Agreement shall remain in effect until _________________________, 1999 and shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

     Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

     10. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     11. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

                  If to the Fund:

                           The India Fund, Inc.
                           Oppenheimer Tower
                           World Financial Center
                           200 Liberty Street
                           New York, New York  10281
                           Tel:
                           Fax:
                           Attn:

                  If to the Investment Manager:

                           Advantage Advisers, Inc.
                           Oppenheimer Tower
                           World Financial Center
                           200 Liberty Street
                           New York, New York  10281
                           Tel:
                           Fax:
                           Attn:


                  with a copy to:

                           Oppenheimer & Co., Inc.
                           Oppenheimer Tower
                           World Financial Center
                           200 Liberty Street
                           New York, New York  10281
                           Tel:
                           Fax:
                           Attn:


or to such other address as to which the recipient shall have informed the other party in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

     12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

                                            THE INDIA FUND, INC.


                                            By:________________________________
                                               Name:
                                               Title:


                                            ADVANTAGE ADVISERS, INC.


                                            By:________________________________
                                               Name:
                                               Title:

                                                                     EXHIBIT A-3


                       FORM OF U.S. CO-ADVISORY AGREEMENT


     Agreement dated and effective as of ______________, 1997, between THE MEXICO EQUITY AND INCOME FUND, INC., a Maryland corporation (herein referred to as the "Fund") and Advantage Advisers, Inc., a Delaware corporation (herein referred to as the "U.S. Co-Adviser").

     1. Appointment of U.S. Co-Adviser. The U.S. Co-Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to furnish to the Fund's Mexican Adviser, Acci Worldwide, S.A. de C.V. (hereinafter the "Mexican Adviser") and the Fund such investment advice, research and assistance as the Mexican Adviser and the Fund shall from time to time reasonably request;
(ii) to furnish to the Mexican Adviser and the Fund international economic information and analysis with particular emphasis on macroeconomic issues within the international economic community, particularly issues relating to Mexico and North America; (iii) to consult with the Mexican Adviser and the Fund with respect to emerging trends and developments in the international community with particular emphasis on opportunities for Mexican entities both domestically and internationally; (iv) to monitor the shares of the Fund with the shares of other closed-end investment companies selected for such comparison jointly by the Fund, the U.S. Co-Adviser and the Mexican Adviser, with respect to market price, net asset value, distributions and other market indices and performance indicators selected jointly by the Fund, the U.S. Co-Adviser and the Mexican Adviser and to monitor the effect of issuer tender offers and share repurchase programs; (v) to evaluate the trading pattern in the Fund's shares, the potential causes of any discount from, or premium over, net asset value per share and actions which might be taken with respect to any such variations from net asset value; (vi) to furnish investment advice regarding global and U.S. (including governmental and private issuers) debt securities, particularly with respect to the period of initial investment of the Fund's assets in Mexican securities as contemplated in the Fund's Prospectus, the investment of the Fund's assets during defensive periods and the investment of the Fund's assets held pending distributions to the Fund's shareholders or payment of the Fund's expenses or pending reinvestment of the Fund's assets in securities; (vii) to provide investors with information with respect to the Mexican economy and securities market, the asset value of the Fund's portfolio and the general composition of such portfolio and other asset management issues, including by making available to investors, at the U.S. Co-Adviser's expense, a toll free telephone number which may be used to access such information; (viii) to supervise and coordinate the work of the Fund's Administrator with respect to regulatory filings and the overall administration of the Fund in the United States; (ix) to furnish, without undue expense to the U.S. Co-Adviser, for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in New York and to furnish, at the expense of the U.S. Co-Adviser, clerical services in New York related to research, statistical and investment work for the benefit of the Fund; and (x) to pay the salaries, fees and expenses of such of the Fund's officers, directors or employees (including, where applicable, the Fund's share of payroll taxes) as are directors, officers, or employees of the U.S. Co-Advisor or any of its affiliates; provided, however, that the Fund, and not the U.S. Co-Adviser, shall pay travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are directors, officers or employees of the U.S. Co-Adviser or any of its affiliates to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

     In connection herewith, the U.S. Co-Adviser agrees to maintain a staff within its organization to furnish the above services to the Fund and to the Mexican Adviser. The U.S. Co-Adviser shall bear all expenses arising out of its duties hereunder.

     2. Relationship with Mexican Co-Adviser. In connection with the rendering of the services required under Section 1, the Fund has entered into an agreement dated the date hereof with the Mexican Adviser, which is to furnish certain services to the Fund pursuant to such agreement. Furthermore, it is agreed and acknowledged that the U.S. Co-Adviser will participate in the process of negotiating and structuring the Fund's acquisitions of convertible debt securities directly from Mexican companies and will make all investment decisions regarding these acquisitions jointly with the Mexican Adviser. Pursuant to the Agreement entered into by the Fund and the Mexican Adviser, all decisions to acquire these convertible debt securities will require the concurrence of both the Mexican Adviser and U.S. Co-Adviser, and neither one will be able to proceed with a proposed acquisition without the agreement of the other. In the case of other securities transactions, the U.S. Co-Adviser will provide advice and consultation to the Mexican Adviser regarding the Fund's overall investment strategy and the Mexican Adviser's individual decisions to buy, sell or hold particular securities.

     3. Remuneration. The Fund agrees to pay in U.S. dollars to the U.S. Co-Adviser, as full compensation for the services to be rendered and expenses to be borne by the U.S. Co-Adviser hereunder, a monthly fee at an annual rate equal to 0.40% of the value of the Fund's average monthly net assets. For purposes of computing the fee, the average monthly net assets of the Fund are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and the directions of the Fund's Board of Directors. Such fee shall be computed beginning on the date on which the Fund receives the net proceeds of the sale of its shares of common stock in the initial public offering thereof (the "Effective Date") until the termination, for whatever reason, of this Agreement. The fee for the period from the end of the last month ending prior to termination of this Agreement to the date of termination and the fee for the period from the Effective Date through the end of the month during which the Effective Date occurs shall be prorated according to the proportion which such period bears to the full monthly period. Except as provided below, each payment of a monthly fee of the U.S. Co-Adviser shall be made within ten days of the first day of each month following the day as of which such payment is computed. Upon the termination of this Agreement before the end of any month, such fee shall be payable on the date of termination of this Agreement.

     4. Representations and Warranties. The U.S. Co-Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the United States Investment Advisers Act of 1940, an amended, and the U.S. Co-Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

     5. Services Not Deemed Exclusive. The services provided hereunder by the U.S. Co-Adviser are not to be deemed exclusive and the U.S. Co-Adviser and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the U.S. Co-Adviser an agent of the Mexican Adviser or of the Fund.

     6. Limit of Liability. The U.S. Co-Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the U.S. Co-Adviser nor its officers, directors, employees, agents or any controlling persons as defined in the 1940 Act shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard on the part of the U.S. Co-Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the U.S. Co-Adviser, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the U.S. Co-Adviser.

     7. Duration and Termination. This Agreement shall remain in effect for a period of two years from the date hereof and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or the U.S. Co-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund.

     Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the U.S. Co-Adviser, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the U.S. Co-Adviser shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     8. Non-Assignment and Amendment. This Agreement shall not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto other than as permitted pursuant to Section 7. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or the U.S. Co-Adviser or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to any agreement with the U.S. Co-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     9. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein the terms "interested person", "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

     10. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

                  If to the Fund:

                           The Mexico Equity and Income Fund, Inc.
                           200 Liberty Street
                           New York, New York 10281
                           Tel: (212) 667-5000
                           Fax: (212) 667-6047
                           Attn: President

                 If to the U.S. Co-Adviser:

                           Advantage Advisers, Inc.
                           200 Liberty Street
                           New York, New York 10281
                           Tel: (212) 667-5000
                           Fax: (212) 667-5851
                           Attn: President

or to such other address as to which the recipient shall have informed the other parties in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

     11. Consent to Jurisdiction. Each party hereto irrevocably agrees that any suit, action or proceeding against the U.S. Co-Adviser or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New

York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.

     12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.



                                            THE MEXICO EQUITY AND INCOME
                                                FUND, INC.

                                            By:________________________________
                                               Name:
                                               Title:


                                            ADVANTAGE ADVISERS, INC.


                                            By:________________________________
                                               Name:
                                               Title:

                                                                     EXHIBIT A-4



                      FORM OF INVESTMENT ADVISORY AGREEMENT

                            Advantage Advisers, Inc.
                           One World Financial Center
                            New York, New York 10281


                                                                          , 1997


Barclays Global Investors
 International Inc.
 Tower 49
12 E. 49th Street
New York, New York  10017

Dear Sirs:

     This will confirm the agreement among the undersigned (the "Investment Manager"), you (the "Investment Adviser") and the Fund (but only with respect to paragraph 2, subparagraph 3(b) and paragraphs 6, 7, 10 and 11 of this agreement) as follows:

     1. The Investment Manager has been employed by The India Fund, Inc. (the "Fund") pursuant to a management agreement dated as of _____________, 1997 between the Fund and the Investment Manager (the "Management Agreement"). The Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objective and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Adviser. Any amendments to these documents shall be furnished to the Investment Adviser.

     2. The Investment Manager employs the Investment Adviser, subject to the direction and control of the directors of the Fund, including without limitation any approval of the directors of the Fund required by the 1940 Act, to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the

Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) initiate purchase and sale orders on behalf of the Fund, (d) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund and (e) be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations and
(f) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Adviser or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof.

     3. (a) The Investment Adviser shall, at its expense, provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Investment Adviser pursuant to this Agreement.

     (b) Except as provided in subparagraph 3(a) hereof and Section 1 of the Management Agreement, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of any advisory or investment board or committee of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory or investment board or committee of the Fund; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

     4. The Investment Adviser shall have discretion over investment decisions for the Fund and shall make investments for the Fund's account in accordance with the investment objective and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended relating to regulated investment companies, and policy decisions adopted by the Fund's Board of Directors or the Investment Manager from time to time. The Investment Adviser shall advise the Fund's officers and Board of Directors, and the Investment Manager, at such times as the Fund's Board of Directors or the Investment Manager may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors or the Investment Manager, supply the reasons for making such investments.

     5. The Investment Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data or otherwise.

     6. The Investment Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Adviser or the Investment Manager or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Adviser is further authorized, to the extent permitted by applicable law, to select brokers (including BZW Securities Inc., Oppenheimer & Co., Inc. or any other brokers affiliated with the Investment Adviser or the Investment Manager) for the execution of trades for the Fund.

     7. The Investment Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Adviser, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. It is understood that the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Adviser by brokers who effect securities transactions for the Fund may be used by the Investment Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Adviser by brokers who effect securities transactions for other investment companies and accounts which the Investment Adviser manages may be used by the Investment Adviser in servicing the Fund. It is understood that not all of these research services are used by the Investment Adviser in managing any particular account, including the Fund.

     8. In consideration of the services to be rendered by the Investment Adviser under this agreement, the Investment Manager shall pay the Investment Adviser a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of 0.30% of the Fund's average weekly net assets. If the fee payable to the Investment Adviser pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

     9. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until termination of this Agreement.

     10. The Investment Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Fund or its shareholders to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund (as defined in the 1940 Act) nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. The Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

     11. This agreement shall continue in effect until ____________________, 1999 and shall continue in effect and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

     12. Nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Investment Adviser an agent of the Investment Manager or the Fund.

     13. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

                  If to the Investment Adviser:

                           Barclays Global Investors International Inc.
                           Tower 49
                           12 E. 49th Street
                           New York, New York  10017
                           Tel:
                           Fax:
                           Attn:


                  If to the Investment Manager:

                           Advantage Advisers, Inc.
                           Oppenheimer Tower
                           One World Financial Center

                           New York, New York  10281
                           Tel:
                           Fax:
                           Attn:

                           with a copy to:

                           Oppenheimer & Co., Inc.
                           Oppenheimer Tower
                           One World Financial Center
                           New York, New York  10281
                           Tel:
                           Fax:
                           Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile is sent or mailed.








     15. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth the agreement between the Investment Manager and the Investment Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                        Very truly yours,

                                        ADVANTAGE ADVISERS, INC.


                                        By:________________________
                                           Name:
                                           Title:


ACCEPTED:

BARCLAYS GLOBAL INVESTORS
 INTERNATIONAL INC.


By:___________________________
   Name:
   Title:

The India Fund, Inc. hereby
acknowledges and agrees to the
provisions of paragraph 2, subparagraph
3(b) and paragraphs 6, 7, 10 and
11 of this agreement.

THE INDIA FUND, INC.


By:___________________________
   Name:
   Title:

                                                                     EXHIBIT A-5



                       FORM OF COUNTRY ADVISORY AGREEMENT

                            Advantage Advisers, Inc.
                           One World Financial Center
                            New York, New York 10281


                                                                          , 1997


Infrastructure Leasing & Financial
  Services Limited
ITTS House
5th Floor
28, K Dubhash Marg.
Mumbai, India  400 023

Dear Sirs:

     This will confirm the agreement among the undersigned (the "Investment Manager"), you (the "Country Adviser") and the Fund (but only with respect to paragraph 2, subparagraph 3(b) and paragraphs 7 and 8 of this agreement) as follows:

     1. The Investment Manager has been employed by The India Fund, Inc. (the "Fund") pursuant to a management agreement dated as of __________________, 1997 between the Fund and the Investment Manager (the "Management Agreement"). The Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objective and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Country Adviser. Any amendments to these documents shall be furnished to the Country Adviser.

     2. Subject to the approval by the Fund, the Investment Manager engages the Country Adviser on an independent contractor relationship basis, to (a) furnish advice and make recommendations regarding the purchase, sale or holding of particular Indian securities,

(b) provide or procure research and statistical data in relation to investing and other matters within the scope of the investment objective and limitations of the Fund and (c) provide assistance in the implementation and execution of investment decisions.

     3. (a) The Country Adviser shall, at its expense, provide office space, office facilities and personnel reasonably necessary for performance by it of the services to be provided by the Country Adviser pursuant to this Agreement.

     (b) Except as provided in subparagraph 3(a) hereof and Section 1 of the Management Agreement, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Country Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of any advisory or investment board or committee of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory or investment board or committee of the Fund; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

     4. The Country Adviser may contract on its own behalf with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding research and statistical data or otherwise.

     5. In consideration of the services to be rendered by the Country Adviser under this agreement, the Investment Manager shall pay the Country Adviser a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of 0.30% of the Fund's average weekly net assets. If the fee payable to the Investment Adviser pursuant to this paragraph 5 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

     6. The Country Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended (the "1940 Act"), and the Country Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until termination of this Agreement.

     7. The Country Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Country Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Country Adviser against any liability to the Fund or its shareholders to which the Country Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Country Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Country Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Country Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Country Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund (as defined in the 1940
Act) nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Country Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. The Country Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Country Adviser shall provide security in form and amount acceptable to the Fund for its undertaking;
(b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Country Adviser will ultimately be found to be entitled to indemnification.

     8. This agreement shall continue in effect until __________, 1999 and shall continue in effect and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

     9. Nothing herein shall be deemed to limit or restrict the right of the Country Adviser, or any affiliate of the Country Adviser, or any employee of the Country Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Country Adviser an agent of the Investment Manager or the Fund.

     10. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     11. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

                  If to the Country Adviser:

                           Infrastructure Leasing & Financial
                             Services Limited
                           Mahinda Towers
                           4th Floor
                           Road No. 13
                           Worli
                           Mumbai, India  400 018
                           Attn:

                  If to the Investment Manager:

                           Advantage Advisers, Inc.
                           Oppenheimer Tower
                           One World Financial Center
                           New York, New York  10281
                           Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile is sent or mailed.

     12. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


     If the foregoing correctly sets forth the agreement between the Investment Manager and the Country Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                        Very truly yours,

                                        ADVANTAGE ADVISERS, INC.

                                        By:________________________
                                           Name:
                                           Title:

ACCEPTED:

INFRASTRUCTURE LEASING & FINANCIAL
  SERVICES LIMITED

By:___________________________
   Name:
   Title:

The India Fund, Inc. hereby
acknowledges and agrees to the
provisions of paragraph 2,
subparagraph 3(b) and paragraphs
7 and 8 of this Agreement.

THE INDIA FUND, INC.

By:___________________________
   Name:
   Title:

                                 FORMS OF PROXY


                     THE MEXICO EQUITY AND INCOME FUND, INC.

              SPECIAL MEETING OF STOCKHOLDERS -- SEPTEMBER 30, 1997
               This Proxy is Solicited on Behalf of the Directors


     The undersigned hereby appoints Robert I. Kleinberg, Robert A. Blum and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, September 30, 1997, at 11:00 a.m., New York time, and at any adjournments thereof, upon the matters set forth in the Notice of Meetings and Proxy Statement dated August __, 1997, and upon all other matters properly coming before said Meeting.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL
1. Please refer to the Proxy Statement for a discussion of the Proposal.

HAS YOUR ADDRESS CHANGED?                         DO YOU HAVE ANY COMMENTS?

________________________________                  ______________________________

________________________________                  ______________________________

________________________________                  ______________________________



                    (Continued, and to be signed and dated, on the reverse side)

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1. The approval of a new U.S. co-advisory agreement between Advantage Advisers, Inc., the Fund's U.S. co-adviser, and the Fund.

     FOR   |_|                   AGAINST  |_|                  ABSTAIN  |_|


     The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.

     I will attend the meeting. |_|     Change of Address and/ |_|
                                        or Comments Mark Here



                                          Note: Please sign exactly as your name
                                          appears on this Proxy. Joint owners
                                          should each sign personally. When
                                          signing as attorney, executor,
                                          administrator, trustee, guardian or
                                          corporate officer, please give your
                                          full title.

                                          Date _______________________, 1997


                                          _____________________________________


                                          _____________________________________

                                          Signature(s), Title(s), if applicable






                                 Votes MUST be indicated
                                 (x) in Black or Blue ink.                  |x|


Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

                           THE ASIA TIGERS FUND, INC.

              SPECIAL MEETING OF STOCKHOLDERS -- SEPTEMBER 30, 1997
               This Proxy is Solicited on Behalf of the Directors


     The undersigned hereby appoints Robert I. Kleinberg, Robert A. Blum and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, September 30, 1997, at 10:00 a.m., New York time, and at any adjournments thereof, upon the matters set forth in the Notice of Meetings and Proxy Statement dated August __, 1997, and upon all other matters properly coming before said Meeting.

  Please indicate your vote by an "X" in the appropriate box on the reverse side. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. Please refer to the Proxy Statement for a discussion of the Proposals.

HAS YOUR ADDRESS CHANGED?                         DO YOU HAVE ANY COMMENTS?

________________________________                  ______________________________

________________________________                  ______________________________

________________________________                  ______________________________



                    (Continued, and to be signed and dated, on the reverse side)

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. The approval of a new management agreement between Advantage Advisers, Inc., the Fund's investment manager, and the Fund.

     FOR   |_|                   AGAINST  |_|                  ABSTAIN  |_|

2. The approval of a new investment advisory agreement among Advantage Advisers, Inc., Barclays Global Investors International Inc., the Fund's investment adviser, and the Fund.

     FOR   |_|                   AGAINST  |_|                  ABSTAIN  |_|


     The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.

     I will attend the meeting. |_|     Change of Address and/ |_|
                                        or Comments Mark Here


                                          Note: Please sign exactly as your name
                                          appears on this Proxy. Joint owners
                                          should each sign personally. When
                                          signing as attorney, executor,
                                          administrator, trustee, guardian or
                                          corporate officer, please give your
                                          full title.

                                          Date _______________________, 1997


                                          _____________________________________


                                          _____________________________________

                                          Signature(s), Title(s), if applicable






                                 Votes MUST be indicated
                                 (x) in Black or Blue ink.                  |x|


Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

                              THE INDIA FUND, INC.

              SPECIAL MEETING OF STOCKHOLDERS -- SEPTEMBER 30, 1997
               This Proxy is Solicited on Behalf of the Directors


     The undersigned hereby appoints Robert I. Kleinberg, Robert A. Blum and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, September 30, 1997, at 10:30 a.m., New York time, and at any adjournments thereof, upon the matters set forth in the Notice of Meetings and Proxy Statement dated August __, 1997, and upon all other matters properly coming before said Meeting.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 3. Please refer to the Proxy Statement for a discussion of the Proposals.

HAS YOUR ADDRESS CHANGED?                         DO YOU HAVE ANY COMMENTS?

________________________________                  ______________________________

________________________________                  ______________________________

________________________________                  ______________________________



                    (Continued, and to be signed and dated, on the reverse side)

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 3.


1. The approval of a new management agreement between Advantage Advisers, Inc., the Fund's investment manager, and the Fund.


     FOR   |_|                   AGAINST  |_|                  ABSTAIN  |_|


3. The approval of a new country advisory agreement among Advantage Advisers, Inc., Infrastructure Leasing & Financial Services Limited, the Fund's country adviser, and the Fund.

     FOR   |_|                   AGAINST  |_|                  ABSTAIN  |_|



     The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.


     I will attend the meeting. |_|     Change of Address and/ |_|
                                        or Comments Mark Here


                                          Note: Please sign exactly as your name
                                          appears on this Proxy. Joint owners
                                          should each sign personally. When
                                          signing as attorney, executor,
                                          administrator, trustee, guardian or
                                          corporate officer, please give your
                                          full title.

                                          Date _______________________, 1997


                                          _____________________________________


                                          _____________________________________

                                          Signature(s), Title(s), if applicable






                                 Votes MUST be indicated
                                 (x) in Black or Blue ink.                  |x|


Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.